Exhibit 10.30

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Amendment 5 BionTech – Agreement regarding an extension to the lease agreement to the lease agreement of 17.08.2011 for commercial premises and the lease of 01.10.2012 for the main area, in addition to the Amendment of 17.02.2012, as well as Amendment no. 2 of 01.02.2013, Amendment no. 3 of 06.03.2013, Amendment no. 4 of 19.11.2013 and the lease of 30.03.2012 are joined together in this Amendment and consolidated into a combined lease term.

Agreement no.: ____________________________ of: 10.03.2016

The lease is entered into by and between the following contractual parties:

As the Lessor:

Wolfram Richter

Kupferbergterrasse 15, 17-19; 55116 Mainz

Tel.: [***]; Fax: [***]

Lessor’s tax registration number: [***]

If the Lessor exercises the value added tax option, the Lessor’s tax registration number is: [***]

As the Lessee:

BioNTech AG

Represented by [***]

An der Goldgrube 12; 55131 Mainz

registered in the Commercial Register held at Mainz District Court, registration number: HRB 41865 for the office space on the property Kupferbergterrasse 15, 17-19; 55116 Mainz, on the second floor of the front building, the third floor of the front building (loft), the second floor of the original building, - second floor of the main building, main area and ancillary areas.

The Parties agree to extend the contractual term by a further three years until 31.03.2019 after expiry of the lease of 17.08.2011, as agreed in Amendment no. 4 of 19.11.2013, plus the option to extend by another three years; the lease of 30.03.2012 which would end on 30.06.2016 shall also be extended by a further three years to 31.03.2019, plus option.

The leasehold term is therefore extended for both leases consolidated in this Amendment, to 31.03.2019.

The leases shall be extended once by three years until 31.03.2022, if one party does not object to the extension by giving six months’ notice in writing.

All other provisions laid down in the leases of 17.08.2011, in addition to Amendments nos. 1, 2, 3 and 4 and the lease of 30.03.2012 shall remain in place and continue to apply without changes.

Mainz, on 29.3.2016

Signature and stamp of the Lessor:         [signature]

[signature], on 16.3.2016

Signature and stamp of the Lessee: